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                        MFS(R) EMERGING MARKETS DEBT FUND

                      Supplement to the Current Prospectus

The  description  of  portfolio  managers  under the  "Management  of the Funds"
section is hereby restated as follows:

The portfolio managers of the fund are Matthew W. Ryan and Mark Dow. Mr. Ryan, a Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of MFS since 1997 and has been a portfolio manager of the fund since July 1998. Prior to 1997, Mr. Ryan worked as an economist with the U.S. Executive Director's Office of the International Monetary Fund. Mr. Dow has been employed in the investment management area of MFS since 1999. Prior to 1999, Mr. Dow worked for two years as a senior sovereign analyst at Putnam Investments, and prior to that he worked as an economist at the International Monetary Fund. Mr. Dow became a portfolio manager of the fund effective January 25, 2001. -


               The date of this Supplement is February 16, 2001.